UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                                 Current Report

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
               -------------------------------------------------

         Date of Report (Date of earliest event reported): June 10, 1998

                                   SAWTEK INC.
             (Exact name of registrant as specified in its charter)

                                     Florida
                          (State or other jurisdiction
                                of incorporation)

                                     000-28276
                              (Commission File No.)

                                     59-1864440
                        (IRS Employer Identification No.)

                             1818 South Highway 441
                              Apopka, Florida 32703
                    (Address of principal executive offices)

                                  (407) 886-8860
              (Registrant's telephone number, including area code)


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Item 5.           Other Events.

                  Sawtek Inc. announced its outlook for the balance of its fiscal year that ends on September 30, 1998. Steve Miller, Chairman and Chief Executive Officer, stated, "I expect the Company to record strong financial results for the quarter ending June 30, 1998. However, external factors outside the control of the Company indicate that it will be difficult for the Company to post sequential growth in revenue and profits for the quarter ending September 30, 1998."

Item 7.           Financial Statements and Exhibits

Exhibit 99.1      Sawtek Inc. Press Release dated June 10, 1998


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SAWTEK INC.


                                   By:/s/ Raymond A. Link
                                      Vice President Finance and
                                      Chief Financial Officer



June 10, 1998
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